Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of M.L. Macadamia Orchards, L.P. (the “Company”) on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned management of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,

(1)          The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John W.A. Buyers

John W.A. Buyers
Chairman and Chief Executive Officer
March 12, 2004

/s/ Dennis J. Simonis

Dennis J. Simonis
President and Chief Operating Officer
March 12, 2004

/s/ Wayne W. Roumagoux

Wayne W. Roumagoux
Chief Financial Officer
March 12, 2004

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